                                                                    EXHIBIT 99.2

                                             U.S. REALTEL, INC. AND SUBSIDIARIES

================================================================================


                    On December 8, 2000 the Company sold its North American assets and operations to Apex Site Management, Inc. for $16.5 million. As a result of the transaction, the Company realized a net gain on the sale of approximately $15.2 million. In addition, debt of approximately $4.2 million was paid off with net proceeds of $15.5 million.

                    The following unaudited condensed consolidated pro forma balance sheet at September 30, 2000, and statements of operations for the nine months ended September 30, 2000 and the fiscal year ended December 31, 1999, give effect to the sale of certain assets of U.S. RealTel, Inc. in North America. The pro forma statements of operations assume the transaction occurred on January 1, 1999. The pro forma balance sheet assumes the transaction occurred on September 30, 2000. The unaudited pro forma financial information is based on the historic financial statements of U.S. RealTel, Inc. and Subsidiaries, giving effect to the sale of certain assets, and to the assumptions and adjustments in the accompanying notes to the unaudited pro forma financial information.

                    The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transaction had occurred in the periods indicated or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein. The unaudited pro forma financial information should be read in conjunction with the notes thereto and the historical U.S. RealTel, Inc. and Subsidiaries consolidated financial statements and notes thereto included in U.S. RealTel, Inc. and Subsidiaries latest annual report on Form 10-KSB and latest quarterly report on Form 10-QSB.

                                             U.S. REALTEL, INC. AND SUBSIDIARIES


                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                                     (UNAUDITED)

================================================================================

SEPTEMBER 30,                                                                               2000
------------------------------------------------------------------------------------------------
                                                       AS         PRO FORMA
                                                 REPORTED       ADJUSTMENTS            PRO FORMA
------------------------------------------------------------------------------------------------
CURRENT ASSETS
     Cash                                    $    492,110      $ 10,900,163(1)      $ 11,392,273
     Accounts receivable                          181,172                --              181,172
     Prepaid expenses                             249,426                --              249,426
------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                              922,708        10,900,163           11,822,871
------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
     Property and equipment                       456,267                --              456,267
     Less accumulated depreciation               (158,886)               --             (158,886)
------------------------------------------------------------------------------------------------

NET PROPERTY AND EQUIPMENT                        297,381                --              297,381
------------------------------------------------------------------------------------------------

OTHER ASSETS
     Other                                         46,850           (13,997)(2)           32,853
------------------------------------------------------------------------------------------------

TOTAL OTHER ASSETS                                 46,850           (13,997)              32,853
------------------------------------------------------------------------------------------------
                                             $  1,266,939      $ 10,886,166         $ 12,153,105
================================================================================================

             SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                             U.S. REALTEL, INC. AND SUBSIDIARIES


                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                                     (UNAUDITED)

================================================================================

SEPTEMBER 30,                                                                                               2000
----------------------------------------------------------------------------------------------------------------
                                                                      AS        PRO FORMA
                                                                REPORTED      ADJUSTMENTS              PRO FORMA
----------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
     Interim bridge financing with related party,
          net of debt discount of $394,000                  $    758,500     $   (758,500)(3,4)     $         --
     Convertible note payable with related party               1,500,000               --              1,500,000
     Convertible debenture payable, net of debt
          discount of $585,000                                 2,415,000       (2,415,000)(3,4)               --
     Accounts payable and accrued expenses                     1,032,383         (132,652)(3)            899,731
     Income taxes payable                                             --          300,000 (5)            300,000
     Due to shareholder                                           35,000               --                 35,000
----------------------------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                      5,740,883       (3,006,152)             2,734,731
----------------------------------------------------------------------------------------------------------------

DEFERRED INCOME                                                  262,186         (262,186)(6)                 --
----------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Preferred stock, $.001 par value; 5,000,000
          shares authorized - none issued                             --               --                     --
     Common stock, $.001 par value; 50,000,000
          shares authorized; 6,467,808 issued and
          outstanding                                              6,468               --                  6,468
     Additional paid-in capital                               16,561,630               --             16,561,630
     Accumulated deficit                                     (21,304,228)      14,154,504             (7,149,724)
----------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY                                    (4,736,130)       14,154,504              9,418,374
----------------------------------------------------------------------------------------------------------------

                                                            $  1,266,939     $ 10,886,166           $ 12,153,105
================================================================================================================

             SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                             U.S. REALTEL, INC. AND SUBSIDIARIES


                        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                                     (UNAUDITED)

================================================================================

NINE MONTHS ENDED SEPTEMBER 30,                                                                                           2000
------------------------------------------------------------------------------------------------------------------------------
                                                                                     AS         PRO FORMA
                                                                               REPORTED       ADJUSTMENTS            PRO FORMA
------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                   $  1,033,821      $   (981,921)(1)     $     51,900

DIRECT COSTS                                                                    815,109          (775,154)(1)           39,955
------------------------------------------------------------------------------------------------------------------------------

Revenues - net                                                                  218,712          (206,767)              11,945
------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Salaries and benefits                                                    3,269,958        (2,650,083)(2)          619,875
     General and administrative                                               2,428,398           (17,797)(2)        2,410,601
     Professional and investment banking fees                                   895,024           (34,442)(2)          860,582
------------------------------------------------------------------------------------------------------------------------------

Total operating expenses                                                      6,593,380        (2,702,322)           3,891,058
------------------------------------------------------------------------------------------------------------------------------

Operating loss                                                               (6,374,668)        2,495,555           (3,879,113)
------------------------------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
     Interest income                                                             71,398                --               71,398
     Interest expense and financing costs                                    (1,047,934)               --           (1,047,934)
------------------------------------------------------------------------------------------------------------------------------

Total other expense - net                                                      (976,536)               --             (976,536)
------------------------------------------------------------------------------------------------------------------------------

Loss before income taxes                                                     (7,351,204)        2,495,555           (4,855,649)

INCOME TAXES                                                                         --                --                   --
------------------------------------------------------------------------------------------------------------------------------

Loss before cumulative effect of change in accounting principle            $ (7,351,204)     $  2,495,555         $ (4,855,649)
==============================================================================================================================

LOSS PER COMMON SHARE BEFORE CUMULATIVE EFFECT OF
     CHANGE IN ACCOUNTING PRINCIPLE (BASIC AND DILUTED)                    $      (1.14)                          $      (0.75)
=======================================================================================                           ============

WEIGHTED AVERAGE OF OUTSTANDING SHARES                                        6,459,000                              6,459,000
=======================================================================================                           ============

             SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                             U.S. REALTEL, INC. AND SUBSIDIARIES


                        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                                     (UNAUDITED)

================================================================================

YEAR ENDED DECEMBER 31,                                                                               1999
----------------------------------------------------------------------------------------------------------
                                                                 As         Pro Forma
                                                           Reported       Adjustments            Pro Forma
----------------------------------------------------------------------------------------------------------
REVENUES                                               $    410,451      $   (410,451)(1)     $         --

Direct Costs                                                319,841          (319,841)(1)               --
----------------------------------------------------------------------------------------------------------

Revenues - net                                               90,610           (90,610)                  --
----------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Salaries and benefits                                2,966,928        (2,119,097)(2)          847,831
     General and administrative                           1,960,156           (26,589)(2)        1,933,567
     Professional and investment banking fees               696,239                --              696,239
----------------------------------------------------------------------------------------------------------

Total operating expenses                                  5,623,323        (2,145,686)           3,477,637
----------------------------------------------------------------------------------------------------------

Operating loss                                           (5,532,713)        2,055,076           (3,477,637)
----------------------------------------------------------------------------------------------------------

Other Income (Expense)
     Interest income                                         43,911                --               43,911
     Interest expense and financing costs                  (254,871)               --             (254,871)
----------------------------------------------------------------------------------------------------------

Total other expense - net                                  (210,960)               --             (210,960)
----------------------------------------------------------------------------------------------------------

Loss before income taxes                                 (5,743,673)        2,055,076           (3,688,597)

INCOME TAXES                                                     --                --                   --
----------------------------------------------------------------------------------------------------------

Net loss                                               $ (5,743,673)     $  2,055,076         $ (3,688,597)
==========================================================================================================

LOSS PER COMMON SHARE (BASIC AND DILUTED)              $      (0.96)                          $      (0.62)
===================================================================                           ============

WEIGHTED AVERAGE OF SHARES OUTSTANDING                    5,962,000                              5,962,000
===================================================================                           ============

             SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                             U.S. REALTEL, INC. AND SUBSIDIARIES


                  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

================================================================================


     NOTE 1 The pro forma condensed consolidated balance sheet pro forma adjustments column at September 30, 2000 reflects the following:

                    (1) Represents the net cash proceeds from the sale of certain assets, adjusted for the deferred income amount (see (6)), after closing and other costs (approximately $1.1 million), and the repayment of convertible debt, interim bridge financing and related accrued interest.

                    (2) Reduction to other assets for return of security deposit of leased office space.

                    (3) Principal repayment of convertible debt ($3,000,000), interim bridge financing ($1,152,500), and payment of related accrued interest.

                    (4) Write-off of the unamortized debt discount ($585,000 for convertible debt and $394,000 for interim bridge financing).

                    (5)  Accrual for income tax payable on the gain.

                    (6) Deferred income for cash received for prepayment of rent was passed along to Apex for their recognition of revenue in future periods.


     NOTE 2 The pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999 have been adjusted for:

                    (1) Revenue and direct costs have been reduced for the North American operations.

                    (2) Reduction of certain operating expenses without the North American operations.